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Allmerica
Financial Life        440 Lincoln Street            Variable Annuity Application
Insurance and         Worcester, MA 01653
Annuity Company                                      Print clearly in black ink.

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1.   ANNUITANT
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     First               Middle                Last

     ___________________________________________________________________________
     Street Address                            Apt.

     ___________________________________________________________________________
     City                   State                    Zip

     ___________________________________________________________________________
     Daytime Telephone        Sex                           Date of Birth
     (___) ___________        |_| Male  |_| Female          _____________
     S.S. #

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2.   OWNER (Complete Only if Different from Annuitant or if Joint Owners)
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     First               Middle                Last         Date of Birth

     ___________________________________________________________________________
     First               Middle                Last         Date of Birth

     ___________________________________________________________________________
     Street Address                            Apt.

     ___________________________________________________________________________
     City                   State                    Zip

     ___________________________________________________________________________
     S.S. #/ Tax ID #

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3.   BENEFICIARY
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     Primary         |_| 10 Day Common Disaster Clause

     ___________________________________________________________________________
     Contingent


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4.   TYPE OF PLAN
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     |_| 401(a) Pens/Prof. Sh.     |_| 457 Def. Comp.
     |_| 401(k) Prof. Sh.          |_| Non-Qual. Def. Comp.
     |_| 403(b) TSA                |_| Non-Qualified
     |_| 408(b) IRA                |_| Other
     |_| 408(k) SEP-IRA                ____________________________________

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5.   INITIAL PAYMENT
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     Initial Payment Amount $ __________________________________________________

     If IRA or SEP-IRA application, the applicant has received
     Disclosure Buyer's Guide and this payment is a (check one)

     |_| Rollover        |_| Trustee to Trustee Transfer
     |_| Regular or SEP-IRA Payment for Tax Year __________________________

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6.   ANNUITY COMMENCEMENT DATE
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     First of Month After Age      |_| 65         |_| 70
     First of (Month) _______________ (Year) _______________

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7.   PRINCIPAL OFFICE AMENDMENTS
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     (Not applicable in West Virginia or Pennsylvania)


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8.   REPLACEMENT
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     Will the proposed policy replace or change any existing
     annuity or insurance policy? |_| No    |_| Yes
     (If yes, list company name and policy number)

________________________________________________________________________________

________________________________________________________________________________

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9.   ALLOCATION OF PAYMENTS
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     _______% Allmerica Select International Equity
     _______% Delaware International Equity Series
     _______% Fidelity Overseas Portfolio
     _______% Allmerica Select Aggresive Growth
     _______% Allmerica Small Cap Value
     _______% Allmerica Select Growth
     _______% Allmerica Growth
     _______% Fidelity Growth Portfolio
     _______% Allmerica Equity Index
     _______% Allmerica Select Growth and Income
     _______% Fidelity Equity Income Portfolio
     _______% Fidelity Asset Manager Portfolio
     _______% Fidelity High Income Portfolio
     _______% Allmerica Investment Grade Income
     _______% Allmerica Government Bond
     _______% Allmerica Money Market
     _______% Fixed Interest - General Account
              (Not available in OR/WA)
     _______% __________________________________________________________________
     _______% __________________________________________________________________
      1 0 0 % Total (Whole percentages.  Must total 100%.)

Note: If the policy applied for provides for a full refund of the initial payment under its "Right to Examine" provision, that portion of each payment not allocated to the General account will be allocated solely to the Money Market account during its first 15 days. Reallocation will then be made as specified.

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10.   SIGNATURES
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      It is understood, and agreed that: (1) the above information is true and complete to the best of my knowledge; (2) this application, a copy of which will be attached to the policy when issued, will become a part of the policy issued; (3) no agent is authorized to modify the terms of the prospectus, this application or any policy. I acknowledge receipt of a current prospectus describing the policy I am applying for. I understand that annuity payments and other values, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

      ____________________________   ____________________________   ____________
      Signature of Owner             Signed at (City and State)     Date

      ____________________________   ___________________________________________
      Signature of Owner             Signature of Registered Representative

                          License # ________________ (For Florida Purposes Only)

SML-1286 (4/94)                                                         Rev 9/95


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11.  OPTIONAL TELEPHONE TRANSFERS
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     |_| I hereby authorize and direct SMA Life Assurance
     Company to accept telephone instructions from any person who can furnish proper identification to effect transfers and future payment allocation changes. I agree to hold harmless and indemnify SMA Life Assurance Company and its affiliates and any mutual fund(s) managed by an affiliate and their collective directors, officers, employees and agents against any claim arising from such action.

     Signature of Owner_________________________________________________________

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12.  SYSTEMATIC TRANSFERS
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     |_| I wish to effect Automatic Periodic Transfers.
     |_| I wish to effect Constant Ratio Transfers.

         Systematic Transfer Application must be attached.

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13.  MONTHLY AUTOMATIC PAYMENTS (MAP)
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     |_| I wish to authorize monthly deductions from my checking account for application to this policy.

         MAP authorization and voided check must be attached.

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14.  OPTIONAL PAYMENT REMINDER
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     |_| I wish to receive periodic reminders that I can include with future remittances.

         Payment Reminder request must be attached.

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15.  REMARKS
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     _____________________________________________________________________

     _____________________________________________________________________

     _____________________________________________________________________


    THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE REGISTERED REPRESENTATIVE

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16.  REPLACEMENT
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     a)    Have you reviewed the Annuity and Life Insurance
           Replacement Regulation of the state in which this business was written and do you understand the definition of Replacement as set forth therein?

           |_| Yes        |_| No

     b) To the best of your knowledge, will the annuity policy being applied for replace life insurance or annuity contracts in this or any other company? If yes, list policies in Section 8.

           |_| Yes        |_| No

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17.  SUITABILITY INFORMATION
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     NASD rules require that a reasonable effort be made to obtain the following information. All items relate to the owner unless issued to a Plan Trustee in which case the items relate to the annuitant.

     Name of Employer                        U.S. Citizen        Tax Bracket

     ___________________________________     |_| Yes |_| No      ____________%
     Address of Employer (No. & Street)

     __________________________________
     City         State           Zip        Occupation     Source of Funds

     __________________________________      _____________  __________________

     Gross Annual Income $_______ Savings $_______ Financial Objective

     |_| Retirement  |_| Other______________

     Is the owner an associated "person" of another Broker/Dealer?

     |_| Yes        |_| No

     ________________________________________________________
     (PRINCIPAL OFFICE USE ONLY)
     Signature of Registered Representative/Principal


     ________________________________________________________


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I decline to furnish answers to those questions left blank in Section 17 above.
Signed at (City and State)                             Date


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Full Signature of Owner OR Annuitant, if the Owner is a Plan Trustee


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I certify that (1) no written sales materials other than those approved by the
Principal Office were used, and (2) I have reasonable grounds to believe the purchase of the policy applied for is suitable for the owner.

Date  Signature of Registered Representative  %  TR Print Full Name  Code Agency

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Date  Signature of Registered Representative  %  TR Print Full Name  Code Agency

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Date  Signature of Registered Representative  %  TR Print Full Name  Code Agency

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Date  Signature of Registered Representative  %  TR Print Full Name  Code Agency

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